Exhibit 10.2
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT, dated as of November 14, 2005 (as amended, supplemented or modified from time to time, this “Security Agreement”), is made by SWISHER INTERNATIONAL, INC., a Nevada corporation with its principal office at 6849 Fairview Road , Charlotte, North Carolina 28210 (the “Borrower”), and each of the undersigned Subsidiaries of the Borrower and each other Subsidiary that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a “Pledge and Security Accession”: the undersigned and such other Subsidiaries, collectively, the “Subsidiary Pledgors,” and together with the Borrower, the “Pledgors”). in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”). Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.
BACKGROUND STATEMENT
     A. The Borrower and the Bank are parties to a Credit Agreement, dated as of even date herewith (as amended, modified or supplemented from time to time, the “Credit Agreement”), providing for the availability of a $5,000,000 revolving credit facility (the “Loan”) to the Borrower upon the terms and conditions set forth therein.
     B. As a condition to making the Loan to the Borrower, the undersigned Subsidiaries of the Borrower have guaranteed to the Bank the payment in full of the Obligations under the Credit Agreement and the other Credit Documents.
     C. It is a further condition to the making of the Loan to the Borrower that the Pledgors shall have agreed, by executing and delivering this Security Agreement, to secure the payment in full of their respective obligations under the Credit Agreement and the other Credit Documents. The Bank is relying on this Security Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Security Agreement by the Pledgors.
     D. The Pledgors will obtain benefits as a result of the making of the Loan to the Borrower, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Security Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Bank, for themselves, their successors and assigns, hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Defined Terms. In addition to the terms defined elsewhere in this Security Agreement, the following terms shall have the meanings set forth below:

     “Accounts” or “Accounts Receivable” means all of the Pledgors’ accounts, as defined in the Uniform Commercial Code, now owned or hereafter acquired or arising, and all of the Pledgors’ present or future accounts receivable, rights to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, all present and future receivables, all health-care insurance receivables, book debts, notes, bills, drafts, acceptances, choses in action, tangible chattel paper, instruments and documents, together with all proceeds thereof, and all monies due or to become due thereon, and all returned or repossessed goods. The terms “Accounts” and “Accounts Receivable” shall not include Trust Accounts. The term “Accounts Receivable” also includes all of the Pledgors’ rights, remedies, security interests and liens in, to and in respect of Accounts Receivable, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to any Account Receivable, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Account Receivable, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing, and, to the extent permitted by applicable law, all of the Pledgors’ right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts Receivable, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account Receivable, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing, together with all customer lists, books and records, ledger and account cards, computer tapes, disks, printouts and records, whether now in existence or hereafter created, relating to Accounts Receivable.
     “Collateral” means and includes all of the Pledgors’ Accounts Receivable, Equipment, General Intangibles, Inventory, Copyright Collateral, Patent Collateral, Trademark Collateral, and Other Assets and all other similar articles of personal property of any of the Pledgors now or hereafter held or received by, in transit to, or in the possession or control of any of the Pledgors or the Bank, and any substitutions or replacements thereof and any products and proceeds thereof, including without limitation, insurance proceeds.
     “Copyright Collateral” means, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.
     “Copyright License” means any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.
     “Copyrights” means, collectively, all of each Pledgor’s copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

     “Deposit Account” means any and all of the Pledgors’ deposit accounts, as defined in the UCC, now maintained or hereafter established.
     “Equipment” means all of the Pledgors’ equipment, as defined in the Uniform Commercial Code, now owned or hereafter acquired, and includes, without limitation, all machinery, equipment, Mobile Goods, computer equipment and software, accessions, accessories, additions, parts, supplies, apparatus, appliances, tools, patterns, dies, cylinders, molds, blueprints, fittings, furniture, fixtures, office equipment and office furnishings of every kind and description, wherever located, and all proceeds, including insurance proceeds, thereof.
     “General Intangibles” means all general intangibles, as defined in the Uniform Commercial Code, now existing or hereafter owned, acquired or arising, in which any of the Pledgors now has or hereafter acquires any rights, and all contracts and contract rights, but excluding contracts of any of the Pledgors that by their express terms are void or voidable upon the pledge or assignment thereof, unless consent has been obtained for the pledge or assignment thereof, causes of action, choses in action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications, goodwill, goodwill associated with trademarks, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under mechanics’ and materialmen’s liens, claims under insurance policies, all rights to indemnification or contribution, whether arising by contract or otherwise, and all other intangible personal property of similar kind and nature, together with any and all extensions, modifications, amendments and renewals, and all proceeds of any and all of the foregoing, as applicable.
     “Inventory” means all of Pledgors’ inventory, as defined in the Uniform Commercial Code, wherever located, now owned or hereafter held or acquired, and all goods manufactured, acquired or held for sale or lease, all raw materials, work-in-process and finished goods, all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of any of the Pledgors or that may contribute to finished goods or to the sale, promotion and shipment thereof, in which any of the Pledgors now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of any of the Pledgors or is held by any of the Pledgors or by others for any of the Pledgors’ account, and all proceeds, including insurance proceeds, thereof.
     “License” means any Copyright License, Patent License or Trademark License.
     “Mobile Goods” means, collectively, all of the Pledgors’ motor vehicles, tractors, trailers, aircraft, rolling stock, and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.
     “Other Assets” means all of the Pledgors’ personal property, wherever located, now owned or hereafter acquired, except for Accounts Receivable, Equipment, General Intangibles,

and Inventory and, to the extent not covered or not specifically included in Accounts Receivable, Equipment, General Intangibles, and Inventory.
     “Patent Collateral” means, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.
     “Patent License” means any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.
     “Patents” means, collectively, all of each Pledgor’s letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions and improvements described therein, and all reissues, continuations, divisions, renewals, extensions, substitutions and continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.
     “Proceeds” means any and all proceeds, as defined in the Uniform Commercial Code, products, rents, royalties and profits of or from any and all of the Collateral and, to the extent not otherwise included in the Collateral, (w) all payments under any insurance (whether or not the Bank is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the Collateral. For purposes of this Security Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.
     “Trademark Collateral” means, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.
     “Trademark License” means any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     “Trademarks” means, collectively, all of each Pledgor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals, reissues and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.
     “Trust Accounts” means, collectively, the Swisher Hygiene Franchisee Trust Account held at Bank of America, N.A. and the Swisher Hygiene Franchisee Trust Account held at Toronto-Dominion Bank.
     1.2 UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in Article 9 of the North Carolina Uniform Commercial Code (the “UCC”) shall have the meanings therein stated.
     1.3 Capitalized Terms. All capitalized terms not defined herein shall have the meanings given to them in the Credit Agreement.
ARTICLE II
CREATION OF SECURITY INTEREST
     2.1 Pledge and Grant of Security Interest. Each Pledgor hereby pledges, assigns and delivers to the Bank and grants to the Bank a Lien upon and security interest in all of its right, title and interest in and to the Collateral.
     2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of each Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Credit Agreement, this Security Agreement, or any of the other Credit Documents to which it is or hereafter becomes a party, or any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and the Bank are parties, including, without limitation, (i) in the case of the Borrower, all obligations, including, without limitation, all principal of and interest on the Loan, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to the Bank under any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and the Bank are parties, and (ii) in the case of any Subsidiary Pledgor, all of its liabilities and obligations under the Guaranty; and in each case under (i) and (ii) above, (a) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) all fees, costs and expenses payable by such Pledgor under Section 6.1 (the liabilities and obligations of the Pledgors described in this Section 2.2, collectively, the “Secured Obligations”).
     2.3 Security Interests Absolute. All rights of the Bank and security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation, the Note or any other document evidencing or securing such Secured Obligation, by operation of law or otherwise;
     (ii) any modification or amendment or supplement to the Credit Agreement, the Note or any other document evidencing or securing any Secured Obligation;
     (iii) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;
     (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;
     (v) the existence of any claim, set-off or other right which any Pledgor may have at any time against the Borrower, the Bank or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
     (vi) any invalidity or unenforceability relating to or against the any Pledgor for any reason of any Secured Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by any Pledgor of the Secured Obligations;
     (vii) any failure by the Bank (A) to file or enforce a claim against any Pledgor (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by the Borrower of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (c) to commence any action against any Pledgor, (d) to disclose to the Subsidiary Pledgors any facts which the Bank may now or hereafter know with regard to the Borrower or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or
     (viii) any other act or omission to act or delay of any kind by any Pledgor or the Bank or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of each Pledgor’s obligations hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each Pledgor hereby represents and warrants as follows:
     3.1 Ownership of Collateral. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Bank pursuant to the Security Documents, and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Bank as secured party, and (ii) as may be otherwise permitted by the Credit Agreement.
     3.2 Security Interests; Filings. This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed and executed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Bank as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Schedule I hereto (which filing is hereby authorized by such Pledgor), (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B hereto with the U.S. Copyright Office or the U.S. Patent and Trademark Office, and (iii) as to Mobile Goods covered by a certificate of title or ownership, the notation of the Bank’s security interest therein on the applicable certificates of title or ownership, creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Bank, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens).
     3.3 Locations. Schedule II lists, as to each Pledgor, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number, (iii) the addresses of its chief executive office and each other place of business, and (iv) the address of each location at which any Equipment or Inventory (other than Mobile Goods and goods in transit) owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified on Schedule II are leased by the applicable Pledgor. No Pledgor presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Schedule II, and no Pledgor has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Schedule II.
     3.4 Authorization; Consent. The execution, delivery and performance by each Pledgor of this Security Agreement require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting each Pledgor.
     3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor’s ability to grant to the Bank a Lien upon and security interest in the Collateral pursuant to this Security Agreement or (except for the provisions of the federal Anti-Assignment Act (41 U.S.C. 15), as amended and Anti-Claims Act (31 U.S.C. 3727), as amended) on the exercise by the Bank of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor’s ability so to grant such Lien and security interest.
     3.6 Accounts. Each Account is, or at the time it arises will be, (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Bank, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any other instrument; or if so, such other instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Bank and delivered to the Bank to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.
     3.7 Intellectual Property. Schedules III, IV and V correctly set forth all registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof (and as amended from time to time pursuant to Section 4.8) and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents and Trademarks; all registrations therefor have been validly issued under applicable law and are in full force and effect; no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of the Copyrights, Patents or Trademarks is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of such Pledgor with regard to any of the Copyrights, Patents or Trademarks.
     3.8 Deposit Accounts. Schedule VI lists, as of the date hereof (and as amended from time to time pursuant to Section 4.10), all Deposit Accounts maintained by any Pledgor, and lists in each case the name in which the account is held, the name of the depository institution, the account number, and a description of the type or purpose of the account.
     3.9 Documents of Title. No bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Schedule II or to a customer of a Pledgor.

ARTICLE IV
COVENANTS
     Each Pledgor agrees that so long as any Secured Obligation remains unpaid:
     4.1 Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Security Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Security Agreement had not been made; provided, however, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Bank hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Security Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Bank).
     4.2 Change of Name, Locations, etc. No Pledgor will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Schedule II, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Schedule II (whether by merger or otherwise), or (iv) remove any Collateral (other than Mobile Goods and Goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Schedule II, or keep or maintain any Collateral at a location not listed on Schedule II, unless in each case such Pledgor has (A) given twenty (20) days’ prior written notice to the Bank of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Bank may reasonably request, and (B) delivered to the Bank ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be required by the Bank, all in form and substance satisfactory to the Bank, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Bank, in order to perfect and maintain the Lien upon and security interest in the Collateral.
     4.3 Records; Inspection.
     (a) Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, and will furnish to the Bank from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Bank may reasonably request.
     (b) Each Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, permit the Bank to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions necessary for the protection of the interests of the Secured Parties in the Collateral.

     4.4 Accounts. Unless notified otherwise by the Bank in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in the ordinary course of its business consistent with past practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Bank, take such action as the Bank may deem necessary or advisable (within applicable laws) to enforce such collection. No Pledgor shall, except to the extent done in the ordinary course of its business consistent with past practice and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Account, or (iv) allow any credit or discount on any Account. Each Pledgor shall promptly inform the Bank of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, any material amount, where such Pledgor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.
     4.5 Delivery of Certain Collateral; Further Actions. All certificates or instruments representing or evidencing any Accounts, or other Collateral shall be delivered promptly to the Bank pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Bank, and in each case together with such other instruments or documents as the Bank may reasonably request. Each Pledgor will, at its own cost and expense, cooperate with the Bank in obtaining a control agreement, in form and substance reasonably satisfactory to the Bank, and in taking such other actions as may be requested by the Bank from time to time with respect to any Collateral in which a security interest may be perfected by (or can be perfected only by) control under the UCC.
     4.6 Equipment. Each Pledgor will, in accordance with sound business practices, maintain all Equipment used by it in its business (other than obsolete Equipment) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. No Pledgor shall knowingly permit any Equipment to become a Fixture to any real property (other than real property the fee interest in which is subject to a mortgage in favor of the Bank).
     4.7 Inventory. Each Pledgor will, in accordance with sound business practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Bank in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Security Agreement and the other Credit Documents, process, use and, in the ordinary course of business but not otherwise, sell its Inventory.

     4.8 Intellectual Property.
     (a) Each applicable Pledgor will execute and deliver to the Bank on the Closing Date folly completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, as set forth on Schedules III, IV and V hereto. In the event that after the date hereof any Pledgor shall acquire any or effect any registration of any registered Copyright, Patent or Trademark, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Bank and such Pledgor shall execute and deliver to the Bank, as promptly as possible (but in any event within 10 days) after the date of such acquisition or registration fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office, together with any other amendments, agreements, instruments and documents that the Bank may reasonably request. Each Pledgor hereby appoints the Bank its attorney-in-fact to execute, deliver and record any and all such amendments, agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Security Agreement shall be in effect with respect to such Pledgor.
     (b) Each Pledgor shall notify the Bank immediately if it knows or has reason to know that any Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
     (c) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor’s right, title and interest thereunder to the Bank or its designee.
     4.9 Mobile Goods. Upon the request of the Bank at any time, whether or not an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Bank originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer’s statement of origin with the Bank listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Bank may deem necessary to perfect the security interest created by this Security Agreement in all such Mobile Goods.
     4.10 Deposit Accounts. Each Pledgor agrees that, unless the Bank consents otherwise in writing, (i) it will not open or maintain any Deposit Account (other than Deposit Accounts used exclusively for payroll purposes) except with the Bank or with another bank or financial institution that has executed and delivered to the Bank a control agreement with respect to such

Deposit Account in form and substance reasonably satisfactory to the Bank, and (ii) in the event any Pledgor opens any Deposit Account not already listed on Schedule VI, such Pledgor shall (in addition to complying with the other requirements of this Section) promptly furnish written notice thereof to the Bank together with information sufficient to permit the Bank, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Bank to) modify this Security Agreement, as appropriate, by amending Schedule VI to include such information.
     4.11 Landlord Agreements. Each Pledgor will deliver to the Bank, a landlord agreement, in form and substance reasonably satisfactory to the Bank, from the landlord under each real estate lease to which such Pledgor is a party. Each such landlord agreement shall (i) acknowledge the Liens in the Collateral created for the benefit of the Bank, and (ii) waive and release any such Lien it shall have in the Collateral.
     4.12 Collateral in Possession of Third Party. Without limiting the generality of any other provision of this Security Agreement, each Pledgor agrees that it shall not permit any Collateral to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Security Agreement (or, if required under applicable law in order to perfect the Bank’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Bank in writing that it is holding such Collateral for the benefit of the Bank and subject to such security interest and to the instructions of the Bank) and such Pledgor shall have exercised its reasonable best efforts to obtain from such bailee or other Person, at such Pledgor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Bank’s security interest) and agreement to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Bank.
     4.13 Change in Law. Each Pledgor will promptly notify the Bank in writing of any change in law known to him (and will use his best efforts to become aware of any such change in law) which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests or (ii) requires or will require a change in the procedures to be followed in order to maintain and protect the validity, perfection and priority of the security interests.
     4.15 Protection of Security Interest; Further Assurances. Each Pledgor will, at his expense and in such manner and form as the Bank may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Bank to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Bank to execute and file, in the name of each Pledgor or otherwise, Uniform Commercial Code financing statements which the Bank in its sole discretion may deem necessary or appropriate to further perfect the security interests.

ARTICLE V
GENERAL AUTHORITY; REMEDIES
     5.1 General Authority. Each Pledgor hereby irrevocably appoints the Bank and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact, in the name of each such Pledgor or its own name, for the sole use and benefit of the Bank, but at each Pledgor’s expense, at any time and from time to time, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Security Agreement and, without limiting the foregoing, each Pledgor hereby gives the Bank the power and right on its behalf, without notice to or further assent by any Pledgor to do the following:
     (i) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments taken or received by any Pledgor as, or in connection with, the Collateral;
     (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Collateral;
     (iii) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;
     (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof, as fully and effectually as if the Bank were the absolute owner thereof; and
     (v) to do, at its option, but at the expense of the Pledgors, at any time or from time to time, all acts and things which the Bank deems necessary to protect or preserve the Collateral and to realize upon the Collateral.
     5.2 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Bank shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the UCC, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:
     (a) To notify any or all account debtors or obligors under any Accounts or other Collateral of the security interest in favor of the Bank created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Bank or to an account designated by the Bank; and in such instance and from and after such notice, all amounts and Proceeds received by any Pledgor in respect of any Accounts or other Collateral shall be received in trust for the benefit of the Bank hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Bank in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein;

     (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;
     (c) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;
     (d) To notify any or all depository institutions with which any Deposit Accounts are maintained and which Deposit Accounts are subject to control in favor of the Bank to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Bank, for deposit in a Collateral Account or such other accounts as may be designated by the Bank, for application to the Secured Obligations as provided herein;
     (e) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Bank forthwith, assemble all or any part of the Collateral as directed by the Bank and make it available to the Bank at a place designated by the Bank;
     (f) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Bank or any designated agent for such time as the Bank may desire, in order to effectively collect or liquidate the Collateral; and
     (g) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Capital Stock may be listed, at public or private sale, at any of the Bank’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Bank may deem satisfactory. If any of the Collateral is sold by the Bank upon credit or for future delivery, the Bank shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Bank may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Bank. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Bank to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Bank shall give the applicable Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Bank shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Bank may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.
     5.3 Application of Proceeds.
     (a) All Proceeds collected by the Bank upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Bank hereunder, shall be applied as follows:
     (i) first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Bank and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Bank, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Collateral, and any other unreimbursed expenses for which the Bank is to be reimbursed pursuant to Section 6.1;
     (ii) second, after payment in full of the amounts specified in clause (i) above, to payment of the Secured Obligations; and
     (iii) finally, after payment in full of the amounts specified in clauses (i) and (ii) above, any surplus then remaining shall be paid to the Pledgors, or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     (b) Each Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Security Agreement. Upon any sale of any Collateral hereunder by the Bank (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Bank or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.
     5.4 Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Bank shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Bank. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right to apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 5.3.
     5.5 Grant of License. Each Pledgor hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Bank shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Bank shall be exercised, at the option of the Bank, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Bank in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.
     5.6 Waivers. Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Bank’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Bank, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Bank to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

ARTICLE VI
MISCELLANEOUS
     6.1 Indemnity and Expenses. The Pledgors agree jointly and severally:
     (a) To indemnify and hold harmless the Bank and each of its respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Security Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and
     (b) To pay and reimburse the Bank upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that the Bank may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under Article V), under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section 6.1 shall survive the execution and delivery of this Security Agreement, the repayment of any of the Secured Obligations, the termination of the commitments under the Credit Agreement and the termination of this Security Agreement or any other Credit Document.
     6.2 No Waiver. The Bank’s failure at any time or times hereafter to require strict performance by any Pledgor of any of the provisions of this Security Agreement shall not waive, affect or diminish any right of the Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provision of this Security Agreement, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the provisions of this Security Agreement shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees except by an instrument in writing signed by an officer of the Bank and directed to the Pledgors specifying such waiver.
     6.3 Binding Effect. This Security Agreement and all other instruments and documents executed and delivered pursuant hereto or in connection herewith shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
     6.4 Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws and judicial decisions of the State of North Carolina without giving effect to the conflict of laws principles thereof, except to the extent that matters of perfection and validity of the security interests hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the State of North Carolina.

     6.5 Survival of Agreement. All representations and warranties of each Pledgor and all obligations of each Pledgor contained herein shall survive the execution and delivery of this Security Agreement.
     6.6 Pre-Filing and Filing of Financing Statements. By execution of this Security Agreement, each Pledgor (a) expressly authorizes the Bank to prepare and file or cause to be filed such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) as the Bank may deem reasonably necessary to perfect the security interests and liens granted herein and (b) hereby ratifies and confirms that the Bank was and is authorized to file all such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) prior to the execution and delivery of this Security Agreement, and hereby ratifies any such filings.
     6.7 Continuing Security Interest: Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the Maturity Date or when all of the Secured Obligations have been paid and finally discharged in full (the “Termination Requirements”), (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Bank) and (iii) inure to the benefit of and be enforceable by the Bank and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Security Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Security Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Bank, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Bank (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession).
     6.8 Additional Pledgors. Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Subsidiaries of the Borrower, and that are not already parties hereto, to execute and deliver a Pledge and Security Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Bank’s actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.
     6.9 Notice. Except as otherwise provided herein, notice to the Pledgors or to the Bank shall be given or delivered in the manner set forth in Section 9.5 of the Credit Agreement.

     6.10 Severability. To the extent any provision of this Security Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.
     6.11 Captions. The captions to the sections of this Security Agreement have been inserted for convenience only and shall not limit or modify any of the terms hereof.
     6.12 Counterparts. This Security Agreement may be executed in two or more counterparts, which when assembled shall constitute one and the same agreement.
     6.13 Amendments and Waivers. Any provision of this Security Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by each Pledgor and the Bank.
     6.14 Conflict of Terms. The terms of this Security Agreement and the terms of the Credit Agreement shall be construed and interpreted to the full extent possible to give effect to all such terms. In the event of any conflict between the terms of this Security Agreement and the Credit Agreement, the terms of the Credit Agreement shall control.
[The remainder of this page is left blank intentionally.]

     IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

SWISHER INTERNATIONAL, INC.
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Sr. Vice President

SWISHER HYGIENE FRANCHISE CORP.
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Vice President

SHFC BUFFALO, LLC
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Manager

SHFC MINNEAPOLIS, LLC
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Manager

SHFC OKLAHOMA, LLC
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Manager

SHFC OPERATIONS, LLC
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Manager

SWISHER PEST CONTROL CORP.
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Vice President

SWISHER MAIDS, INC.
By:	/s/ Hugh H. Cooper
Hugh H. Cooper
Vice President

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Cavan J. Harris Cavan J. Harris
Vice President

EXHIBIT A
FORM OF
PLEDGOR ACCESSION
     THIS PLEDGOR ACCESSION (this “Accession”), dated as of                     ,                     , is executed and delivered by , a corporation (the “Company”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”). pursuant to the Security Agreement referred to hereinbelow.
     Reference is made to the Credit Agreement, dated as of November 14, 2005, among SWISHER INTERNATIONAL, INC. (the “Borrower”), and the Bank (as amended, modified or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, the Borrower and its subsidiaries have (i) guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) executed a Security Agreement dated as of November 14, 2005 (as amended, modified or supplemented from time to time, the “Security Agreement”), pursuant to which they have granted in favor of the Bank a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement and the other Credit Documents. Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.
     The Borrower has agreed under the Credit Agreement to cause each of its future subsidiaries to become a party to (i) the Credit Agreement as a guarantor thereunder and (ii) to the Security Agreement as a Pledgor thereunder. The Company is a subsidiary of the Borrower and, as required by the Credit Agreement, has become a guarantor under the Credit Agreement as of the date hereof. The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Bank to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:
     1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, and as security for all of the Secured Obligations, the Company hereby pledges, assigns and delivers to the Bank, and grants to the Bank, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral described in the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.
     2. The Company hereby represents and warrants that each representation and warranty contained in the Security Agreement are true and correct with respect to the Company as of the date hereof and after giving effect to this Accession.

     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.
     IN WITNESS WHEREOF, the Company has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF COMPANY]

By:

Name:
Title:

2

SCHEDULE I
JURISDICTIONS FOR UCC FILINGS

Legal Name	Filing Location
Swisher International, Inc.	Nevada Secretary of State
Swisher Hygiene Franchise Corp.	North Carolina Secretary of State
SHFC Buffalo, LLC	State of Delaware – Division of Corporations
SHFC Minneapolis, LLC	State of Delaware – Division of Corporations
SHFC Oklahoma, LLC	State of Delaware – Division of Corporations
SHFC Operations, LLC	State of Delaware – Division of Corporations
Swisher Pest Control Corp.	North Carolina Secretary of State
Swisher Maids, Inc.	North Carolina Secretary of State

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
Swisher International, Inc.:

Jurisdiction of Incorporation:	Nevada

Federal Tax ID no.:	56-1541396

Organizational ID no.:	NV C7177-1986

Chief Executive Office Address:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	6849 Fairview Rd
Charlotte, NC 28210
Owned or Leased: Leased
Lessor/Warehouseman:
Old Dowd Properties, Edwin R. Moody, III,
Gary W. McCoy and H. Michael McCoy
c/o Mr. Gary McCoy
McCoy Properties
521 Clanton Road, Suite C
Charlotte, NC 28217

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	None

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
Swisher Hyeiene Franchise Corp.:

Jurisdiction of Incorporation:	North Carolina

Federal Tax ID no.:	56-199-0871

Organizational ID no.:	NC 0403630

Chief Executive Office Address:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	6849 Fairview Rd
Charlotte, NC 28210
Owned or Leased: Leased
Lessor/Warehouseman:
Old Dowd Properties, Edwin R. Moody, III,
Gary W. McCoy and H. Michael McCoy
c/o Mr. Gary McCoy
McCoy Properties
521 Clanton Road, Suite C
Charlotte, NC 28217

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	Surface Doctor, Inc.

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
SHFC Buffalo, LLC:

Jurisdiction of Incorporation:	Delaware

Federal Tax ID no.:	83-0430781

Organizational ID no.:	DE 3975233

Chief Executive Office Address:	160 Lawrence Bell Drive, Suite 120
Amherst, NY 14221

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	160 Lawrence Bell Drive, Suite 120
Amherst, NY 14221
Owned or Leased: Leased
Lessor/Warehouseman:
The Uniland Partnership of Delaware, L.P.
University Corporate Centre
100 Corporate Parkway, Suite 500
Amherst, NY 14226

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	None

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
SHFC MinneaDolis, LLC:

Jurisdiction of Incorporation:	Delaware

Federal Tax ID no.:	83-0430782

Organizational ID no.:	DE 3975235

Chief Executive Office Address:	12211 Woodlake Drive
Burnsville, MN 55337

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	12211 Woodlake Drive
Burnsville, MN 55337
Owned or Leased: Leased
Lessor/Warehouseman:
William J. Hargis dba Nicollet Business Center
c/o Wellington Management, Inc.
1625 Energy Park Drive, Suite 100
St. Paul, MN 55108

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	None

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
SHFC Oklahoma, LLC:

Jurisdiction of Incorporation:	Delaware

Federal Tax ID no.:	Formed but has not done business

Organizational ID no.:	DE 4036929

Chief Executive Office Address:	6849 Fairview Road
Charlotte, NC 28210

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	6849 Fairview Rd
Charlotte, NC 28210
Owned or Leased: Leased
Lessor/Warehouseman:
Old Dowd Properties, Edwin R. Moody, III,
Gary W. McCoy and H. Michael McCoy
c/o Mr. Gary McCoy
McCoy Properties
521 Clanton Road, Suite C
Charlotte, NC 28217

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	None

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
SHFC Operations, LLC fka SHFC Salt Lake City, LLC:

Jurisdiction of Incorporation:	Delaware

Federal Tax ID no.:	11-3754618

Organizational ID no.:	DE 3975231

Chief Executive Office Address:	6849 Fairview Road
Charlotte, NC 28210

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	6849 Fairview Rd
Charlotte, NC 28210
Owned or Leased: Leased
Lessor/Warehouseman:
Old Dowd Properties, Edwin R. Moody, III,
Gary W. McCoy and H. Michael McCoy
c/o Mr. Gary McCoy
McCoy Properties
521 Clanton Road, Suite C
Charlotte, NC 28217

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	SHFC Salt Lake City, LLC

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
Swisher Maids, Inc.:

Jurisdiction of Incorporation:	North Carolina

Federal Tax ID no.:	56-1823723

Organizational ID no.:	NC 0321571

Chief Executive Office Address:	6849 Fairview Road
Charlotte, NC 28210

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	6849 Fairview Rd
Charlotte, NC 28210
Owned or Leased: Leased
Lessor/Warehouseman:
Old Dowd Properties, Edwin R. Moody, III,
Gary W. McCoy and H. Michael McCoy
c/o Mr. Gary McCoy
McCoy Properties
521 Clanton Road, Suite C
Charlotte, NC 28217

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	None

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
Swisher Pest Control Corp.:

Jurisdiction of Incorporation:	North Carolina

Federal Tax ID no.:	58-2340406

Organizational ID no.:	NC 0435610

Chief Executive Office Address:	6849 Fairview Road
Charlotte, NC 28210

Locations of Accounts Receivable Records:	6849 Fairview Rd
Charlotte, NC 28210

Locations of Inventory:	6849 Fairview Rd
Charlotte, NC 28210
Owned or Leased: Leased
Lessor/Warehouseman:
Old Dowd Properties, Edwin R. Moody, III,
Gary W. McCoy and H. Michael McCoy
c/o Mr. Gary McCoy
McCoy Properties
521 Clanton Road, Suite C
Charlotte, NC 28217

Other places of business:	None

Trade/fictitious or prior corporate names (last five years):	None

SCHEDULE III
COPYRIGHTS
None.

SCHEDULE IV
PATENTS
None.

SCHEDULE V
TRADEMARKS
See attached.

SWISHER INTERNATIONAL, INC.
INTERNATIONAL AND DOMESTIC TRADEMARKS
TRADEMARK STATUS REPORT
a/o October 21, 2005

Our
File	Appln.	Appln.	Reg.	Reg.	Renewal
No.	Country	Status*	Mark	No.	Date	No.	Date	Due	Comments
1.0609	Australia	REG	SWISHER & Design	713983	07/30/96	713983	07/30/96	07/30/06
2.0606	Canada	REG	SANISERVICE	744,438	12/22/93	TMA 462,236	08/30/96	08/30/11
3.0607	Canada	REG	“S” Design	744,427	12/22/93	TMA 471,527	02/25/97	02/25/12
4.0608	Canada	REG	“S” SWISHER MAIDS & Design	755,673	05/26/94	TMA 471,555	02/25/97	02/25/12
5	N/A	Canada	ABD	SWISHER & Design	149,485	02/22/93	N/A	N/A	N/A	Abandoned on 08/18/94
6.0610	China	REG	SWISHER & Design	9700106284	10/09/97	1,219,941	10/28/98	10/27/08
7.0603	CTM	REG	SWISHER & Design	287565	07/10/96	287565	01/26/99	07/10/06
8.0620	CTM	Use-Based	SWISHER	3920683	06/29/04	N/A	N/A	N/A	Due to opposition proceedings, Cls. 3 and 5 will be withdrawn; however, the application will proceed for Class 37
9.0621	CTM	ABD	SWISHER & Design [WITHDRAWN]	3920717	06/29/04	N/A	N/A	N/A	Application is being withdrawn due to opposition proceeding
10.0632	CTM	Use-Based	“S” Design	4580437	09/09/05	N/A	N/A	N/A	Awaiting copy of application.
11.0601	Ecuador	N/A	SWISHER	N/A	N/A	N/A	N/A	N/A	Williams Mullen is not the responsible attorney. Assisted with Power of Attorney only
12.0602	Guatemala	REG	SWISHER & Design	007336-2003	10/09/03	131162	07/29/04	07/29/14
13.0613	Hong Kong	REG	SWISHER & Design	99/08072	06/24/99	200006353	06/24/99	06/23/06
14.0628	India	REG	SWISHER & Design (Cl. 3)	950100	08/25/00	950100	08/25/00	08/25/10

1

SWISHER INTERNATIONAL, INC.
INTERNATIONAL AND DOMESTIC TRADEMARKS
TRADEMARK STATUS REPORT
a/o October 21, 2005

Our
File				Appln.	Appln.	Reg.	Reg.	Renewal
No.	Country	Status*	Mark	No.	Date	No.	Date	Due	Comments
15.0629	India	Use-Based	SWISHER & Design (Cl. 5)	950103	08/25/00	N/A	N/A	N/A	Application pending before Trade Mark Office -awaiting response from foreign associate
16.0630	India	REG	SWISHER AB CONCENTRATE	950102	08/25/00	950102	08/25/00	08/25/10
17.0631	India	Use-Based	SWISHER CHROME CLEANER	950101	08/25/00	N/A	N/A	N/A	Application pending before Trade Mark Office -awaiting response from foreign associate
18.0622	Indonesia	REG	SWISHER & Design	J96-24802	11/08/96	402108	11/08/96	11/08/06 (opens 11/08/05)
19.0614	Ireland	REG	SWISHER & Design	99/2377	07/14/99	214241	07/14/99	07/14/09
20.0624	Japan	REG	SWISHER & Design	89829/96	12/05/97	4089444	12/05/97	12/05/07
21.0625	Japan	REG	SWISHER	2004-017576	02/26/04	4808860	10/08/04	10/08/14
22.0615	Korea	REG	SWISHER & Design	97-11601	08/16/97	49435	11/13/98	11/13/08
23.0619	Macau	REG	SWISHER & Design	N/003045	01/21/98	N/003045	07/03/98	1st renewal filed 2nd renewal due by 01/21/12	Actual renewal date is January 21, 2012 (prev. information supplied to WM was 07/03/2012)
24.0611	Malaysia	REG	SWISHER & Design	97/18894	12/01/97	97/18894	12/01/97	12/01/07
25.0600	Mexico	REG	SWISHER	752320	08/29/01	752320	06/27/02	08/29/11
26.0616	New Zealand	REG	SWISHER	232932	12/17/93	232932	01/22/97	12/17/14
27.0617	New Zealand	REG	SWISHER	232933	12/17/93	232933	01/22/97	12/17/14

2

SWISHER INTERNATIONAL, INC.
INTERNATIONAL AND DOMESTIC TRADEMARKS
TRADEMARK STATUS REPORT
a/o October 21, 2005

Our
File				Appln.	Appln.	Reg.	Reg.	Renewal
No.	Country	Status*	Mark	No.	Date	No.	Date	Due	Comments
28.0618	Norway	REG	SWISHER & Design	199906182	06/24/99	199799	10/07/99	10/07/09
29.0623	Philippines	REG	SWISHER & Design	123799	08/20/97	41997123799	04/04/02	04/04/08 - 5th anniversary 04/04/13 - 10th Anniversary 04/04/18 - 15th
30.0612	Singapore	REG	SWISHER & Design	8108/96	08/03/96	8108/96	08/03/96	08/03/06
31.0626	Taiwan	REG	SWISHER & Design	(85)038080	08/02/96	93545	09/01/97	08/31/07
32.0627	Thailand	REG	SWISHER & Design	314800	08/13/96	BOR5642	09/02/97	09/02/07
33.0604	Turkey	Use-Based	SWISHER	2004/37716	11/19/04	N/A	N/A	N/A	Before examining attorney
34.0605	Turkey	Use-Based	SWISHER & Design	2004/37717	11/19/04	N/A	N/A	N/A	Before examining attorney
35.0400	U.S.	REG	SWISHER & Design	74250147	02/27/92	1744818	01/05/93	01/05/13
36.0401	U.S.	REG	SWISHER	74362093	02/25/93	1818173	01/25/94	01/25/14
37.0402	U.S.	REG	“S” SWISHER MAIDS & Design	74532900	06/03/94	1904647	07/11/95	07/11/05	Grace period will expire on 11/11/06, if a renewal is not filed the registration will be canceled.

3

SWISHER INTERNATIONAL, INC.
INTERNATIONAL AND DOMESTIC TRADEMARKS
TRADEMARK STATUS REPORT
a/o October 21, 2005

	Our
	File				Appln.	Appln.	Reg.	Reg.	Renewal
	No.	Country	Status*	Mark	No.	Date	No.	Date	Due	Comments
38	.0403	U.S.	Use- Based	“S” Design	78575314	02/25/05	N/A	N/A	N/A	Application will be published on 11/22/05 — awaiting notification from Trademark Office and will forward to client upon receipt

39	.0404	US	PEN	“S” SWISHER HYGIENE & Design (Cls. 35 and 36)	N/A	N/A	N/A	N/A	N/A	Awaiting specimens to file as a use based application or approval to file as an intent-to-use application

40	.0405	US	ITU	“S” SWISHER HYGIENE & Design (Cls. 5 and 37)	78677819	07/25/05	N/A	N/A	N/A	Application will be published on 11/29/05 — awaiting notification from Trademark Office and will forward to client upon receipt

41	.0406	U.S.	ITU	“S” SWISHER SERVICES FOR LIFE	78678205	07/26/05	N/A	N/A	N/A	Application will be published on 11/29/05 — awaiting notification from Trademark Office and will forward to client upon receipt

42	.0407	U.S.	ITU	“S” SWISHER SERVICES AMERICA TRUSTS	78678283	07/26/05	N/A	N/A	N/A	Application will be published on 11/29/05 — awaiting notification from Trademark Office and will forward to client upon receipt

4

SWISHER INTERNATIONAL, INC.
INTERNATIONAL AND DOMESTIC TRADEMARKS
TRADEMARK STATUS REPORT
a/o October 21, 2005

	Our
	File				Appln.	Appln.	Reg .	Reg.	Renewal
	No.	Country	Status*	Mark	No.	Date	No.	Date	Due	Comments
43	.0408	U.S.	ITU	“S” SWISHER SERVICES	78678233	07/26/05	N/A	N/A	N/A	Application will be published on 11/29/05 — awaiting notification from Trademark Office and will forward to client upon receipt

44	.0409	U.S.	Use- Based	SWISHER TOTAL IMAGE	78691594	08/12/05	N/A	N/A	N/A	Application will be published on 11/22/05 — awaiting notification from Trademark Office and will forward to client upon receipt

45	.0410	U.S.	PEN	STI	NOT FILED	N/A	N/A	N/A	N/A	Waiting to hear back from client

46	.0411	U.S.	Use- Based	SANIGENICS	78721268	09/27/05	N/A	N/A	N/A	New application not yet assigned to examining attorney

47	.0412	U.S.	Use- Based	SANIGENICS & Design	78721440	09/27/05	N/A	N/A	N/A	New application not yet assigned to examining attorney

5

SWISHER INTERNATIONAL, INC .
INTERNATIONAL AND DOMESTIC TRADEMARKS
TRADEMARK STATUS REPORT
a/o October 21, 2005

	Our
	File				Appln.	Appln.	Reg.	Reg.	Renewal
	No.	Country	Status*	Mark	No.	Date	No.	Date	Due	Comments
48	.0413	U.S.	Use- Based	A HEALTHY RESPECT FOR HYGIENE	78738048	10/21/05	N/A	N/A	N/A	Newly filed application not yet assigned to examining attorney

*	REG - Registered; ABD -Abandoned; Use-Based- Use-Based Application is pending; Intent-to-Use - Intent-to-Use Application is pending

6

SCHEDULE VI
DEPOSIT ACCOUNTS
See attached.

Anticipated Status
Post Implementation	Account Name	Account Number	Purpose
Wachovia (Legacy South Trust Bank accounts never closed)

ACTIVE	Swisher International, Inc. Operating Account	*	SII — payables disbursements
ACTIVE	Swisher Hygiene Franchise Corporation Operating Account	*	SHFC — primary depository account and disbursements incl payroll
ACTIVE	Swisher Hygiene Franchisee Trust	*	US trust lockbox

Wachovia via Bank of Montreal

ACTIVE	Swisher Hygiene Franchise Corporation dba Sani-Service	*	Lockbox and disbursements Canadian operating funds
ACTIVE	Swisher Hygiene Franchisee Trust	*	Canadian trust lockbox

Toronto Dominion — Canada

CLOSED	Swisher International Inc Operating Account	*	Lockbox and disbursements Canadian operating funds
CLOSED	Swisher Hygiene Franchisee Trust Account	*	Canadian trust

Bank of America

CLOSED	Swisher International Inc Operating Acct	*	SII — payables disbursement s
CLOSED	Swisher Hygiene Franchise Corp Operating Acct	*	SHFC — primary depository account and disbursements incl payroll
CLOSED	Swisher Hygiene Franchisee Trust	*	Trust account (titling s/b “Swisher Hygiene Franchisee Trust” )
OPEN (no Wachovia’s)	SHFC Buffalo, LLC	*	Buffalo co-own account

Wells Fargo

OPEN (no Wachovia’s)	SHFC Minneapolis, LLC	*	Minneapolis co-own account

Ansbacher (Jersey) Limited

OPEN	FMS, Inc.	*	Foreign collections from ML’s in USD

ANZ Bank — Australia

OPEN	SIANZ Operational Account	*	AUD operating account
OPEN	SIANZ Market Fund Account	*	AUD marketing fund account (see franchise agreement )
OPEN	SIANZ Suspense Account	*	AUD trust account

ANZ Bank — New Zealand
OPEN	SIANZ Operational Account	*	NZD operating account
OPEN	SIANZ Market Fund Account	*	NZD marketing fund account (see franchise agreement )
OPEN	SIANZ Suspense Account	*	NZD trust account